UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 28, 2003

PRIMAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

Delaware	333-46494	36-4170318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18881 Von Karman Avenue
Suite 500
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-1500

Item 5.    Other Events.

On January 28, 2003, Primal Solutions, Inc. (the “Company”) issued a press release announcing the resignation of William Salway as the Company’s Chairman, Chief Executive Officer, President and director, and naming Joseph R. Simrell, the Company’s current Chief Financial Officer, as the interim President and Chief Executive Officer. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

99.1    Press Release dated January 28, 2003 attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2003	PRIMAL SOLUTIONS, INC.

	By:	/s/ Joseph R. Simrell
Joseph R. Simrell Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated January 28, 2003